                                                                    EXHIBIT 2.13

--------------------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
--------------------------------------------------------------------------------

Property Name:        Glendale Mall, Indianapolis, Indiana

Seller:               Indianapolis Mall Associates
                      An Indiana general partnership

Purchaser:            Glendale Centre, LLC
                      An Indiana Limited Liability Company

Proration Date:       5/21/99

Proration as of:      11:59 PM, FRIDAY,  MAY 21, 1999

Closing Date:         5/21/99

Closing as of:        FRIDAY, MAY 21, 1999

Tax Begin Date:       1/1/99

Tax End Date:         12/31/99

Month Begin Date      5/1/99

Month End Date        5/31/99





DISTRIBUTE TO:        George Touras
                      Norm Field
                      Dan Henning
                      John Santa Lucia
                      Kite Development

                               CLOSING STATEMENT
                                  FOR SALE OF
                     Glendale Mall, Indianapolis, Indiana

------------------------------------------------------------------------------------------------------------------
SELLER:                 Indianapolis Mall Associates
                        An Indiana general partnership

PURCHASER:              Glendale Centre, LLC
                        An Indiana Limited Liability Company

PRORATION DATE:         11:59 PM, FRIDAY, MAY 21, 1999

CLOSING (FUNDING) DATE: FRIDAY, MAY 21, 1999

------------------------------------------------------------------------------------------------------------------


                                                                                 CREDIT                    CREDIT
                                                                              PURCHASER                    SELLER
                                                                  ----------------------    ----------------------
PURCHASE PRICE                                                                                      15,700,000.00

EARNEST MONEY                                                                500,000.00

PETTY CASH                                                                                                 500.00

L.S. AYRES SETTLEMENT OF CAM AND MISC. BUILDING ISSUES                        21,000.00

SECURITY VEHICLE BUYOUT                                                                                    423.58

REIMBURSEMENT OF 50% OF SURVEY COST                                                                      1,750.00

THEATER CLOSING REIMBURSEMENT (ORIG. $72,000 LESS $14,325.76)                 57,674.24

MARKETING ACCOUNT BALANCE (YTD 5/99)                                          56,625.00

PRO-RATE REAL ESTATE TAXES [See Schedule A]                                  104,633.28

TOTAL PREPAID TENANT CHARGES [See Schedule B]                                    600.00

PRO-RATE SERVICE CONTRACTS [See Schedule C]                                                              2,136.59

PRO-RATE MAY, 1999 RETAIL LEASE CHARGES [See Schedule D1]                    132,053.45

PRO-RATE MAY, 1999 SPEC.LSG. LEASE CHARGES [See Schedule D2]                   6,106.32

SECURITY DEPOSITS [See Schedule E]                                            15,659.75

LEASING COSTS [See Schedule F]                                                                               0.00

PERCENTAGE RENT RECONCILIATION [See Schedule G]                                                              0.00

                                                                  ----------------------    ----------------------
     SUBTOTALS                                                               894,352.04             15,704,810.17

BALANCE DUE TO SELLER                                                     14,810,458.13
                                                                  ----------------------    ----------------------

     TOTAL CREDITS                                                        15,704,810.17             15,704,810.17
                                                                   =====================     =====================


APPROVED: SELLER                                                  APPROVED: PURCHASER

Indianapolis Mall Associates                                      Glendale Centre, LLC
An Indiana general partnership                                    An Indiana Limited Liability Company
   By: First Capital Income Properties, Ltd.- Series IX,
     A Florida limited partnership, partner                                 By:  ________________________________
     By: First Capital Financial Corporation,
         A Florida Corporation, general partner                             Name  _______________________________

         By: _______________________________                                Its:  _______________________________

         Name: _____________________________

         Its: ______________________________

   By: First Capital Income Properties, Ltd.- Series X,
     A Florida limited partnership, partner
     By: First Capital Financial Corporation,
         A Florida Corporation, general partner

         By: _______________________________

         Name: _____________________________

         Its: ______________________________

                     Glendale Mall, Indianapolis, Indiana

                          SOURCES AND USES STATEMENT

----------------------------------------------------------------------------------------------------------------

                         PURCHASER'S SOURCES AND USES:

BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                         14,810,458.13
                                                                                                ----------------

ADDITIONAL CASH OUTLAYS BY PURCHASER


                   Title Insurance                                                6,280.00
                   Escrow Fees (50%)                                                375.00
                                                                            ---------------

        PURCHASER'S CLOSING COSTS                                                                      6,655.00
                                                                                                ----------------

TOTAL CASH OUTLAY BY PURCHASER                                                                    14,817,113.13
                                                                                                ================

----------------------------------------------------------------------------------------------------------------


                           SELLER'S SOURCES AND USES:


EARNEST MONEY ($500,000 WAS RECEIVED DIRECTLY FROM PURCHASER PRIOR TO CLOSING)                             0.00
CASH AMOUNT DUE TO SELLER                                                                         14,810,458.13
                                                                                                ----------------
TOTAL SELLER'S SOURCES                                                                            14,810,458.13


ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:


                   Escrow Fees (50%)                                                375.00
                   Title Endorsements                                               600.00
                   Recording Fees (100%)                                            500.00
                                                                            ---------------

        SELLER'S CLOSING COSTS                                                                         1,475.00
                                                                                                ----------------

REPAYMENT OF LOAN TO NATIONSCREDIT (PRINCIPAL AND INTEREST)                                        9,855,727.41
                                                                                                ----------------
BALANCE TO SELLER                                                                                  4,953,255.72
                                                                                                ================

                                  SCHEDULE A

--------------------------------------------------------------------------------

        Glendale Mall, Indianapolis, Indiana
        PRO-RATE 1998 (PAYABLE 1999) AND 1999 (PAYABLE 2000) PROPERTY TAXES
        PRORATION MADE AS OF:         11:59 PM, FRIDAY,  MAY 21, 1999

--------------------------------------------------------------------------------

                                                                                        -------------------------------------
                                                                                                ACTUAL          PROJECTED
        ACTUAL 1998/PROJECTED 1999 REAL ESTATE TAXES:                                            1998              1999
                                                                                        -------------------------------------
                  8005072 REAL ESTATE                                                          620,897.56       620,897.56
                  8030333 REAL ESTATE                                                               13.50            13.50
                  8031536 REAL ESTATE                                                              100.74           100.74
                  8032251 REAL ESTATE                                                           25,738.36        25,738.36
                  8042641 REAL ESTATE                                                           46,840.96        46,840.96
                  8055078 REAL ESTATE                                                              218.06           218.06
                  H108980 PERSONAL PROPERTY                                                      2,842.02         2,842.02

                                                                                        -------------------------------------
        TOTAL REAL ESTATE TAXES:                                                               696,651.20       696,651.20
                                                                                        -------------------------------------

        SPRING 1998 PAID MAY 1999 (PRIOR TO CLOSING)                                           348,332.35
                                                                                        -------------------
        CREDIT DUE PURCHASER FOR FALL, 1998 TAXES DUE                                          348,318.85
                                                                                        -------------------

        SELLER'S PRORATA SHARE OF 1999 TAXES                       141/365                                          38.630%
                                                                                                          -------------------
        CREDIT DUE PURCHASER FOR SELLER'S SHARE OF 1999 TAXES                                                   269,117.31
                                                                                                          -------------------

        LESS ANCHOR TAX REIMBURSEMENTS:

                 L.S. AYRES- SPRING 1998             110,605.66          100.00%               110,605.66
                 LAZARUS- SPRING 1998                 74,347.59          100.00%                74,347.59
                 L.S. AYRES- FALL 1998               110,606.66          100.00%               110,606.66
                 LAZARUS- FALL 1998                   74,347.59          100.00%                74,347.59

                 L.S. AYRES- FULL YEAR 1999          221,211.32          38.630%                                 85,454.24
                 LAZARUS- FULL YEAR 1999             148,695.18          38.630%                                 57,441.15

                                              -------------------                       -------------------------------------
                 TOTAL                               739,814.00                                369,907.50       142,895.39
                                              -------------------                       -------------------------------------

                                                                                        -------------------------------------
        TOTAL NET CREDIT DUE PURCHASER                                                         (21,588.65)      126,221.93
                                                                                        =====================================


                                                                                                          -------------------
        CREDIT DUE TO PURCHASER LESS ANCHOR REIMBURSEMENTS:                                                     104,633.28
                                                                                                          ===================

 NOTES:
 ------
    [1] 1998 LIEN YEAR TAXES ARE PAID IN 1999 AND 1999 LIEN YEAR TAXES ARE
        PAID IN 2000.
    [2] THE FIRST INSTALLMENT OF 1998 IS PAID IN FULL AS OF MAY, 1999.

                                  SCHEDULE B

--------------------------------------------------------------------------------

        Glendale Mall, Indianapolis, Indiana
        TENANT PREPAID RENTS
        PRORATION MADE AS OF: 11:59 PM, FRIDAY, MAY 21, 1999

--------------------------------------------------------------------------------

                                                                          AMOUNT
                MERCHANT NAME                                            PREPAID
        -----------------------------------------------------------------------------
                IUPUI (June and July, 1999 at $300 per month)             600.00
                                                                              -
                                                                      -------------

                TOTAL PREPAID RENTS CREDITED TO PURCHASER                                 600.00
                                                                                      =============

                                  SCHEDULE C

--------------------------------------------------------------------------------

Glendale Mall, Indianapolis, Indiana
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF: 11:59 PM, FRIDAY, MAY 21, 1999

--------------------------------------------------------------------------------


                                                              SERVICE CONTRACTS
                                                                                                                        CREDIT DUE
                                                                                    BILLING PERIOD      # of DAYS        PURCHASER
VENDOR NAME                                                   PAYMENT             BEGIN          END       CREDIT      or (SELLER)
-----------------------------------------------------------------------------------------------------------------------------------
PAID BY SELLER:
ADT Security                Security System                  (416.28)          05/01/99     05/31/99           10          (134.28)
Amchem Labs                 Pest Control                        0.00           05/01/99     05/31/99           21             0.00
BetzDearborn                Water Treatment                     0.00           05/01/99     05/31/99           21             0.00
Brickman Group, Ltd.        Exterior Landscaping                0.00           05/01/99     05/31/99           21             0.00
Francotys-Postalia, Inc     Postage Meter Rental             (478.80)          01/01/99     12/31/99          224          (293.84)
GE Capital Fleet Services   Lease 1995 Jeep                     0.00           05/01/99     05/31/99           21             0.00
Ikon Office Solutions       Maint. Of Copy Machine              0.00           05/01/99     05/31/99           21             0.00
Kopetsky's Hauling          Snow Removal                        0.00           05/01/99     05/31/99           21             0.00
Millar Elevator             Elevator/Escalator Service     (1,188.92)          05/01/99     05/31/99           10          (383.52)
Muzak                       Mall Music                       (178.05)          05/01/99     05/31/99           10           (57.44)
Pagenet                     Lease 6 Pagers                   (258.66)          03/01/99     05/31/99           10           (28.12)
Pitney Bowes                Fax Machine Rental               (176.40)          04/01/99     06/30/99           40           (77.54)
Sign Group, Inc.            Maint. Of EVA Sign                  0.00           05/01/99     05/31/99          123             0.00
SMI Recycling               Trash Removal                       0.00           05/01/99     05/31/99           21             0.00
Southeast Service Corp.     Housekeeping Contract               0.00           05/01/99     05/31/99           21             0.00
Superior Supervac, Inc.     Parking Lot Sweeping                0.00           05/01/99     05/31/99           21             0.00
York International          Maint. Of Central Plant        (1,945.13)          04/01/99     06/30/99           40          (855.00)
Indiapolis CI               1999 Emissions Fee               (500.00)          01/01/99     12/31/99          224          (306.85)
                                                                                                                        ------------

                                                     TOTAL CREDIT DUE TO SELLER                                          (2,136.59)
                                                                                                                        ------------

PAYABLE BY PURCHASER:
n/a                                                             0.00           05/01/99     05/31/99           21             0.00
                                                                                                                        ------------

                                                     TOTAL CREDIT DUE TO PURCHASER                                            0.00
                                                                                                                        ------------

                                                     NET CREDIT DUE TO PURCHASER (SELLER)                                (2,136.59)
                                                                                                                        ============


                                                            SCHEDULE D1
===================================================================================================================================
PREIT-RUBIN, INC. RENT ROLL                                                                            Days in month          31.00
                                                                                                       Days for purchaser     10.00
GLENDALE CENTER PRORATION   /99                                                                        Days for Seller        21.00
===================================================================================================================================
                                            5/99
                                          Minimum         5/99          5/99          5/99         5/99       5/99         5/99
                                            Rent           CAM           RET          HVAC         Trash      Other     Gross Rents
186          Tenant Name                  Monthly        Monthly       Monthly      Monthly       Monthly    Monthly      Monthly
===================================================================================================================================
    ADDED DIMENSIONS #520                 $4,785.00     $1,001.50       $750.00       $330.00      $66.00                $6,932.50
    ART WORKS #161                        $1,493.33       $566.00       $212.00       $287.10      $18.67                $2,577.10
    ATHLETIC ATTIC                        $5,504.33     $2,077.00       $821.00     $1,268.36      $78.63                $9,749.32
    B. DALTON BOOKS #24                  $10,120.00     $2,097.00       $661.00     $1,360.29      $84.33               $14,322.62
    BLACK TIE FORMALWEAR                  $1,364.25       $427.00       $173.00       $151.00      $16.05                $2,131.30
    CAPITOL JEWELRY                         $795.00       $294.15       $104.41       $170.98      $10.60                $1,375.14
    CHERYL AND CO. #9                     $6,201.00       $600.00       $199.00       $278.00      $35.78                $7,313.78
    CLAIRE'S BOUTIQUE #5866               $3,937.50       $429.00       $164.00       $169.00      $15.75                $4,715.25
    COMPAGNIE INT'L - LTD EXP            $15,526.50     $3,648.00     $1,695.00     $2,213.39     $172.52               $23,255.41
    EASY SPIRIT                           $3,069.00       $620.62       $237.00       $366.69      $22.73                $4,316.04
    FANNIE MAY CANDIES #607               $3,600.00       $364.00       $128.00       $184.56       $0.00                $4,276.56
    FOOTACTION USA #518                   $7,605.33     $3,084.91     $1,121.78     $1,551.96      $95.07               $13,459.05
    FOOTLOCKER #8044                     $10,416.67     $2,262.00       $912.00     $1,234.75      $80.28               $14,905.70
    GANTOS #150                           $7,480.67     $2,669.00     $1,115.00     $1,497.00     $106.87               $12,868.54
    GENERAL NUTRITION CENTER              $1,854.00       $556.20       $189.52       $110.83      $20.50                $2,731.05
    GOODMAN JEWELERS-5% of G.S.               $0.00         $0.00         $0.00         $0.00                                $0.00
    HOULIHAN'S                           $12,380.33     $4,161.00     $1,655.00       $773.50     $232.05               $19,201.88
    IUPUI - SOUTH                           $583.33         $0.00         $0.00         $0.00                              $583.33
    IUPUI - VILLAGE                         $300.00         $0.00         $0.00         $0.00                              $300.00
    IUPUI-SOUTH CLASSROOM ARE                 $0.00         $0.00         $0.00         $0.00                                $0.00
    KIMMEL SHOE REPAIR-12.5% of G.S.          $0.00         $0.00         $0.00         $0.00                                $0.00
    L.A. NAILS                            $2,280.00       $728.00       $273.00       $369.12      $24.00                $3,674.12
    L.S. AYRES                           $32,348.92    $29,209.00         $0.00    $10,663.40     $605.00               $72,826.32
    LADY FOOTLOCKER #6461                 $5,500.00       $969.00       $392.00       $591.44      $36.67                $7,489.11
    LANE BRYANT #503                      $5,375.00     $1,455.00       $605.00       $920.00      $72.42                $8,427.42
    LAZARUS                              $21,445.62    $20,532.00         $0.00     $9,478.00       $0.00               $51,455.62
    LECHTERS HOUSEWARES #836              $5,297.33     $1,559.00       $564.00       $602.00      $66.22                $8,088.55
    LENSCRAFTERS OPTIQUE #006             $4,583.33       $450.20       $153.00       $184.00      $18.30    $25.00      $5,413.83
    LIMITED #887                         $13,448.83     $2,741.00     $1,391.00     $1,816.30     $141.57               $19,538.70
    LUCA PIZZA                            $2,941.67       $892.79       $333.87       $470.66      $44.12                $4,683.11
    MAGNA PHOTO #150                      $2,537.33       $300.00       $124.00       $177.38      $11.53                $3,150.24
    MASTERCUTS FAMILY HAIRCUT             $2,266.67       $526.77       $206.00       $278.89      $18.13                $3,296.46
    PAUL HARRIS #2553                     $7,916.67     $1,165.00       $499.00       $824.00      $59.73               $10,464.40
    PAYLESS SHOESOURCE #5119              $3,900.00     $1,147.00       $452.00       $698.96      $43.00                $6,240.96
    PNC BANK ATM                          $3,333.33         $0.00         $0.00         $0.00       $0.00                $3,333.33
    QUALITY OPTICAL OF INDPLS               $445.00         $0.00         $0.00         $0.00      $23.00                  $468.00

                                             5/99          Proration Due
                                           Payments            Buyer             A/R
186          Tenant Name                   Received           32.258%          Balance
=======================================================================================
    ADDED DIMENSIONS #520                 ($6,932.50)       ($2,236.29)            0.00
    ART WORKS #161                        ($2,480.82)         ($800.26)           96.28
    ATHLETIC ATTIC                        ($9,749.32)       ($3,144.94)            0.00
    B. DALTON BOOKS #24                  ($14,322.62)       ($4,620.20)            0.00
    BLACK TIE FORMALWEAR                  ($2,131.30)         ($687.52)            0.00
    CAPITOL JEWELRY                       ($1,375.14)         ($443.59)            0.00
    CHERYL AND CO. #9                     ($7,313.78)       ($2,359.28)            0.00
    CLAIRE'S BOUTIQUE #5866               ($4,715.25)       ($1,521.05)            0.00
    COMPAGNIE INT'L - LTD EXP            ($23,255.41)       ($7,501.75)            0.00
    EASY SPIRIT                           ($4,316.04)       ($1,392.27)            0.00
    FANNIE MAY CANDIES #607               ($4,276.56)       ($1,379.54)            0.00
    FOOTACTION USA #518                  ($13,459.05)       ($4,341.63)            0.00
    FOOTLOCKER #8044                     ($14,905.70)       ($4,808.29)            0.00
    GANTOS #150                          ($12,868.54)       ($4,151.14)            0.00
    GENERAL NUTRITION CENTER              ($2,731.05)         ($880.98)            0.00
    GOODMAN JEWELERS-5% of G.S.                                  $0.00             0.00
    HOULIHAN'S                           ($19,201.88)       ($6,194.15)            0.00
    IUPUI - SOUTH                           ($263.56)          ($85.02)          319.77
    IUPUI - VILLAGE                         ($300.00)          ($96.77)            0.00
    IUPUI-SOUTH CLASSROOM ARE                                    $0.00             0.00
    KIMMEL SHOE REPAIR-12.5% of G.S.                             $0.00             0.00
    L.A. NAILS                            ($3,674.12)       ($1,185.20)            0.00
    L.S. AYRES                           ($72,826.32)      ($23,492.36)            0.00
    LADY FOOTLOCKER #6461                 ($7,489.11)       ($2,415.84)            0.00
    LANE BRYANT #503                      ($8,427.42)       ($2,718.52)            0.00
    LAZARUS                              ($51,455.62)      ($16,598.59)            0.00
    LECHTERS HOUSEWARES #836              ($8,088.55)       ($2,609.21)            0.00
    LENSCRAFTERS OPTIQUE #006             ($5,413.73)       ($1,746.36)            0.10
    LIMITED #887                         ($19,538.70)       ($6,302.81)            0.00
    LUCA PIZZA                            ($2,916.67)         ($940.86)       1 ,766.44
    MAGNA PHOTO #150                      ($3,150.24)       ($1,016.21)            0.00
    MASTERCUTS FAMILY HAIRCUT             ($3,296.46)       ($1,063.37)            0.00
    PAUL HARRIS #2553                    ($10,464.40)       ($3,375.61)            0.00
    PAYLESS SHOESOURCE #5119              ($6,240.95)       ($2,013.21)            0.01
    PNC BANK ATM                          ($3,333.33)       ($1,075.27)            0.00
    QUALITY OPTICAL OF INDPLS               ($468.00)         ($150.97)            0.00

                                                            SCHEDULE D1
======================================================================================================================
PREIT-RUBIN, INC. RENT ROLL                                                                 Days in month        31.00
                                                                                            Days for purchaser   10.00
GLENDALE CENTER PRORATION   /99                                                             Days for Seller      21.00
======================================================================================================================
                                       5/99
                                     Minimum       5/99         5/99        5/99      5/99       5/99         5/99
                                       Rent         CAM          RET        HVAC      Trash      Other     Gross Rents
186          Tenant Name             Monthly      Monthly      Monthly    Monthly    Monthly    Monthly      Monthly
======================================================================================================================
    RACK ROOM SHOES #204            $5,362.00    $2,404.00     $956.00   $1,441.48    $89.37                $10,252.85
    RADIO SHACK #01-6709-2          $3,750.00      $871.00     $348.00     $567.00    $41.67                 $5,577.67
    SAM GOODY #129                 $10,712.25    $2,219.00     $820.00   $1,557.93    $93.15                $15,402.33
    TACO BELL #3300 (Ground L)        $529.00        $0.00       $0.00       $0.00     $0.00                   $529.00
    THINGS REMEMBERED #808          $2,000.00      $268.00      $41.75       $0.00     $4.00                 $2,313.75
    TRADE SECRET                    $1,627.50      $450.00     $178.00     $340.42    $18.08                 $2,614.00
    UNICEF                            $300.00        $0.00       $0.00       $0.00     $0.00                   $300.00
    VICTORIA'S SECRET #54           $9,035.50    $2,058.00   $1,044.00   $1,363.83   $106.30                $13,607.63
    WOODEN KEY #22                  $3,763.00    $1,687.00     $712.00   $1,011.62    $62.72    $150.00      $7,386.34
                                  ------------------------------------------------------------------------------------
    TOTALS                        $247,715.19   $96,489.14  $19,230.33  $45,303.84 $2,634.81    $175.00    $411,548.31
                                  ====================================================================================

                                        5/99       Proration Due
                                      Payments         Buyer          A/R
186          Tenant Name              Received        32.258%       Balance
===========================================================================
    RACK ROOM SHOES #204            ($10,252.85)    ($3,307.37)        0.00
    RADIO SHACK #01-6709-2           ($5,577.67)    ($1,799.25)        0.00
    SAM GOODY #129                  ($15,402.33)    ($4,968.49)        0.00
    TACO BELL #3300 (Ground L)         ($529.00)      ($170.65)        0.00
    THINGS REMEMBERED #808           ($2,313.75)      ($746.37)        0.00
    TRADE SECRET                     ($2,614.00)      ($843.23)        0.00
    UNICEF                             ($300.00)       ($96.77)        0.00
    VICTORIA'S SECRET #54           ($13,607.63)    ($4,389.56)        0.00
    WOODEN KEY #22                   ($7,386.34)    ($2,382.69)        0.00
                                   ----------------------------------------
    TOTALS                         ($409,365.71)  ($132,053.45)   $2,182.60
                                   ========================================

                                  SCHEDULE D2

================================================================================
GLENDALE MALL-SPECIALTY LEASING TENANTS AS OF MAY, 1999
================================================================================                        PRORATION
    LEASE      LEASE                                                                         PAYMENT    DUE TO BUYER
  BEGIN DATE  END DATE           TENANT                RENT      CAM    TAXES     TOTAL      RECEIVED      32.258%
-------------------------------------------------------------------------------------------------------------------
      5/1/98    5/1/99 AARP                         $1,224.00                   $1,224.00   $1,224.00      $394.84
      3/1/99   1/31/00 All Custom                     $500.00                     $500.00       $0.00        $0.00
     5/15/99   4/30/00 Alter Ego-$2,000.00          $1,000.00                   $1,000.00   $1,000.00      $322.58
    12/26/95  10/31/99 American Sunspace            $1,000.00                   $1,000.00   $1,000.00      $322.58
      4/1/99  10/31/99 American Sunspace Stor.        $250.00                     $250.00     $250.00       $80.65
      7/1/98   6/30/99 Christopher's Innovations        $0.00                       $0.00       $0.00        $0.00
     2/15/99    4/1/00 Foto Fantasy                   $400.00                     $400.00     $400.00      $129.03
      5/1/99  10/31/99 Garrison Nursery             $1,000.00                   $1,000.00       $0.00        $0.00
     11/1/98  10/31/99 Glendale Vision              $2,500.00                   $2,500.00   $2,500.00      $806.45
     11/1/98  10/31/99 Glendale Vision Storage        $200.00                     $200.00     $200.00       $64.52
      9/1/98   8/31/99 Golden Touch                 $1,000.00                   $1,000.00   $1,000.00      $322.58
     5/10/99   8/31/99 Innotrek-$250.00               $169.26                     $169.26     $169.26       $54.60
     6/15/98     M-T-M Metabolife                   $1,000.00                   $1,000.00   $1,000.00      $322.58
      2/1/98     M-T-M Microtime Jewelers             $900.00                     $900.00     $900.00      $290.32
     11/1/98  10/31/99 Nine Dragon Tours              $500.00                     $500.00     $500.00      $161.29
     12/1/98  11/30/99 Playfair Group               $1,200.00                   $1,200.00   $1,200.00      $387.10
     2/10/97   2/10/02 Pop Commission                                               $0.00       $0.00        $0.00
      6/1/97   5/31/98 Primages                                                     $0.00       $0.00        $0.00
      8/1/97     M-T-M Protocol/Enserve                                             $0.00       $0.00        $0.00
     3/24/97   1/31/00 Regency Boutique             $1,262.48  $103.95  $36.57  $1,403.00   $1,403.00      $452.58
     10/1/98   9/30/99 Smart Carte                      $0.00                       $0.00       $0.00        $0.00
      4/1/99  12/31/99 Snack Rack                     $921.63   $19.39   $8.98    $950.00     $950.00      $306.45
                       Snack Rack                      $15.00                      $15.00      $15.00        $4.84
      2/1/97     M-T-M Telephone Commission                                         $0.00       $0.00        $0.00
     8/20/97   8/20/99 Vendor Bender                  $250.00                     $250.00       $0.00        $0.00
      3/5/97     M-T-M Weight Machines                                              $0.00       $0.00        $0.00
      4/1/98  12/31/99 Weight Watchers                $600.00                     $600.00     $600.00      $193.55
      8/1/98   7/31/99 Willow Marketing - Main      $1,039.58  $351.67 $128.32  $1,519.57   $1,519.57      $490.18
      2/1/99   7/31/99 Willow Marketing - Office      $603.75                     $603.75     $603.75      $194.76
      9/1/98  12/31/99 Willow Marketing - Storage   $1,445.00   $50.00          $1,495.00   $1,495.00      $482.26
      9/1/98  12/31/99 Worldwide Gifts              $1,000.00                   $1,000.00   $1,000.00      $322.58
                                                   ---------------------------------------------------------------
                                 TOTALS            $19,980.70  $525.01 $173.87 $20,679.58  $18,929.58    $6,106.32
                                                   ===============================================================

                                  SCHEDULE E
--------------------------------------------------------------------------------

Glendale Mall, Indianapolis, Indiana
SECURITY DEPOSIT CREDIT
PRORATION MADE AS OF:                        11:59 PM, FRIDAY,  MAY 21, 1999
--------------------------------------------------------------------------------

                               SECURITY DEPOSITS

   MERCHANT NAME
   Alter Ego                                                   2,000.00
   American Sunspace                                           1,000.00
   American Sunspace - Storage                                   250.00
   Black Tie Formalwear                                        1,250.00
   Innotrec                                                      250.00
   Kwik Pic/Snack Rack                                           300.00
   LA Nails                                                    2,040.00
   Luca Pizza                                                  2,000.00
   Microtime Jewelers                                            250.00
   Nine Dragons                                                1,000.00
   Playfair Group                                              1,200.00
   Quality Optical of Indy                                       445.00
   Regency Boutique                                              100.00
   UNICEF                                                        500.00
   Weight Machines, Inc.                                         250.00
   Willow Marketing Storage Space                              1,445.00
   Willow Marketing                                            1,379.75

TOTAL SECURITY DEPOSITS CREDITED TO PURCHASER:                  15,659.75
                                                             ============

                                  SCHEDULE F
--------------------------------------------------------------------------------

Glendale Mall, Indianapolis, Indiana
LEASE COSTS
PRORATION MADE AS OF:    11:59 PM, FRIDAY, MAY 21, 1999

--------------------------------------------------------------------------------



                                  LEASE COSTS
                                                                    ------------
NONE                                                                        0.00
                                                                    ============

                                  SCHEDULE G

--------------------------------------------------------------------------------

Glendale Mall, Indianapolis, Indiana
PERCENTAGE RENT
PRORATION MADE AS OF  11:59 PM, FRIDAY,  MAY 21, 1999

--------------------------------------------------------------------------------


                                                                   ESTIMATED
        MERCHANT NAME                                                AMOUNT
--------------------------------------------------------------------------------

PERCENTAGE RENT IN LIEU OF CHARGES PAYERS (to be re-prorated post closing)

        Goodman Jewelers - April, 1999                             post closing
        Goodman Jewelers - May, 1999 (to be prorated)              post closing
        Kimmels Shoe - April, 1999                                 post closing
        Kimmels Shoe - May, 1999 (to be prorated)                  post closing
        Glendale Vision & Hearing - May, 1999 (to be prorated)

%RENT PAYERS (to be re-prorated upon payment and post closing)

                                                                      TOTAL
                                                                   ------------
        General Nutrition                4/1/99 6/30/99            post closing
        L.S. Ayres (less tax recapture)  2/1/99 1/31/00            post closing
        Lenscrafters                     4/1/99 6/30/99            post closing
        Trade Secrets                    9/1/98 8/31/99            post closing